UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 15, 2008

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (843) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On September 15, 2008, the Registrant announced certain of its results of operations and financial condition for the fiscal year ended December 31, 2007.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information contained in this Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 14, 2008, Force Protection, Inc. (the “Company”) filed a Form 8-K (the “August 14, 2008 Form 8-K”) disclosing that it (i) received a Nasdaq Additional Staff Determination letter, dated August 12, 2008, indicating that it is not in compliance with the Nasdaq continued listing requirements set forth in Marketplace Rule 4310(c)(14) because it did not file its Quarterly Report on Form 10-Q for the period ended June 30, 2008 with the Securities and Exchange Commission (the “SEC”), (ii) received a Nasdaq Staff Determination letter, dated March 19, 2008, indicating that it is not in compliance with the Nasdaq continued listing requirements set forth in Marketplace Rule 4310(c)(14) because it did not timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 with the SEC, and (iii) received a Nasdaq Additional Staff Determination letter, dated May 20, 2008, indicating that it is not in compliance with the Nasdaq continued listing requirements set forth in Marketplace Rule 4310(c)(14) because it did not file its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2008 with the SEC.

The August 14, 2008 Form 8-K also disclosed that (i) on March 21, 2008 the Company requested a hearing before the Nasdaq Hearings Panel to review Nasdaq’s determination and to request continued listing of its common stock on The Nasdaq Capital Market, (ii) on May 29, 2008 the Company received a letter from the Nasdaq Hearings Panel granting its request for continued listing on the Nasdaq Stock Market until September 15, 2008, subject to certain conditions, including, without limitation, that on or before September 15, 2008 the Company shall file with the SEC its Form 10-K for the fiscal year ended December 31, 2007, the Form 10-Q for the fiscal quarter ended March 31, 2008 and any required restatements, and (iii) the Company intends to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and the Quarterly Reports on Form 10-Q for the three-month period ended March 31, 2008 and the three- and six-month period ended June 30, 2008 with the SEC on or before September 15, 2008.

Today the Company issued a press release announcing that it has filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 on September 15, 2008.

The press release further announced that (i) in a letter dated September 12, 2008, the Company requested an extension from the Nasdaq Listing Qualifications Panel to file its Quarterly Reports on Form 10-Q for the three-month period ended March 31, 2008 and the three- and six-month period ended June 30, 2008 with the SEC on or before September 30, 2008, (ii) it intends to file its Quarterly Reports on Form 10-Q for the three-month period ended March 31, 2008 and the three- and six-month period ended June 30, 2008 with the SEC on or before September 30, 2008, and (iii) it intends to file amended Quarterly Reports on Form 10-Q for the three-month period ended March 31, 2007, the three- and six-

month period ended June 30, 2007, and the three- and nine-month period ended September 30, 2007 on or before September 30, 2008.

Item 8.01.   Other Events.

Today the Company issued a press release announcing (i) that it filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 on September 15, 2008, (ii) that it intends to file its amended Quarterly Reports on Form 10-Q for the three-month period ended March 31, 2007, June 30, 2007, and September 30, 2007 on or before September 30, 2008 to reflect the restated condensed consolidated financial statements for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007, (iii) that it intends to file its Quarterly Reports on Form 10-Q for the three-month period ended March 31, 2008 and the three- and six-month period ended June 30, 2008 with the SEC on or before September 30, 2008, and (iv) certain of its results of operations and financial condition for the fiscal year ended December 31, 2007.  This schedule of filings is expected to maintain the Company’s continued Nasdaq listing requirements.

The Company will host a conference call and webcast at 4:30 p.m. Eastern Time on Tuesday, September 30, 2008 to discuss 2007 and 2008 year-to-date results and its business outlook.

While the question-and-answer session of the call will be limited to institutional analysts and investors, retail brokers and individual investors are invited to listen to a live webcast.  The webcast can be accessed via the home page of the Company’s website at www.forceprotection.net.  Please visit the website at least 15 minutes prior to the call to register for the webcast and download any necessary software.

 Forward-Looking Statements

The information provided in this notice includes forward-looking statements, including statements regarding the Company’s ability to maintain its Nasdaq listing and the estimated timing for the filing of the Company’s (i) Quarterly Reports on Form 10-Q for the three-month period ended March 31, 2008 and the three- and six- month period ended June 30, 2008 with the SEC on or before September 30, 2008 and (ii) amended Quarterly Reports on Form 10-Q for the three-month period ended March 31, 2007, the three- and six-month period ended June 30, 2007, and the three- and nine-month period ended September 30, 2007 on or before September 30, 2008.

Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements.  These statements are based on beliefs and assumptions by the Company’s management, and on information currently available to management.  Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any of them publicly in light of new information or future events.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements.  Examples of these factors include, but are not limited to, the Company’s ability to effectively manage the risks in its business; the reaction of the marketplace to the foregoing; and other risk factors and cautionary statements listed in the Company’s periodic reports filed with the Securities and Exchange Commission, including the risks set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press release dated September 15, 2008 entitled “Force Protection, Inc. Files 2007 Form 10-K.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: September 15, 2008
/s/ Lenna Ruth Macdonald
(Signature)

	Name:	Lenna Ruth Macdonald
	Title:	Chief Strategy Officer, General Counsel and Corporate Secretary